UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/20/2014

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

39300 Civic Center Drive, Ste 160
Fremont, CA 94538
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

The following information, including the attached exhibits to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."
The information contained in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 20, 2014, Identive Group, Inc. (the "Company") issued a press release announcing financial results for its 2013 fiscal fourth quarter and year ended December 31, 2013, and held a conference call with investors to discuss those financial results.

Item 9.01.    Financial Statements and Exhibits

(d)         Exhibits.

99.1        Press Release dated March 20, 2014 announcing financial results for the 2013 fiscal fourth quarter and year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: March 20, 2014	By:	/s/ Brian
Brian

Identive Group, Inc.

Date: March 20, 2014	By:	/s/ Brian Nelson
Brian Nelson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated March 20, 2014 announcing financial results for the 2013 fiscal fourth quarter and year ended December 31, 2013.